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                                                                    EXHIBIT 10.2

                                   EXHIBIT E

                         SHELF REGISTRATION AGREEMENT


     This Agreement is entered into as of this _____ day of ____________________, 1998, by and between BancFirst Corporation, an Oklahoma corporation ("Company"), and the former shareholders of AmQuest Financial Corporation ("AmQuest") listed on the signature page of this Agreement who may be considered former affiliates of AmQuest or affiliates of BancFirst ("Stockholders") with reference to the following circumstances.

          A. The Stockholders have acquired shares of common stock of the Company as indicated on the signature page of this Agreement ("Shares") from the Company in connection with the merger of AmQuest with and into the Company on ________________________, 1998.

          B. The merger agreement provides that the Company will enter into a shelf registration agreement to register the Shares for the Stockholders.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein Stockholders and the Company agree as follows:

     1.  Filing of Registration Statement.  The Company shall file a
         --------------------------------
registration statement under the Securities Act of 1933, as amended ("Act") with the Securities and Exchange Commission ("Commission") on Form S-3 to register the Shares to permit sale of the Shares by the Stockholders or their Permitted Transferees (as defined below) in non-underwritten transactions, including, but not limited to, open market or private transactions which may be effected through a broker-dealer or agent, hedging transactions or other transactions from time to time ("Registration Statement"). The Registration Statement shall be filed within 15 days after the date hereof.

     2.  Effectiveness of Registration Statement.  The Company shall use
         ---------------------------------------
reasonable best efforts to (a) cause the Registration Statement to become effective under the Act as soon as practicable after the filing of the Registration Statement; (b) maintain its eligibility to use Form S-3; and (c) maintain the effectiveness of the Registration Statement under the Act for a period of not less than two years following the date hereof or until the intended distribution of Shares is completed, whichever occurs first.

     3.  State Registration or Qualification.  The Company shall use reasonable
         -----------------------------------
best efforts to register or qualify the Shares covered by the Registration Statement for public sale under the securities or blue sky laws of the state of principal residence of each Stockholder, if such registration or qualification is necessary; provided, however, that the Company shall not be required by this
Section 3 to qualify to do business as a foreign corporation or otherwise to subject itself to taxation therein, or to file any general consent to service of process in any state.

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      4.  Delivery of Prospectuses.  The Company shall provide to each
          ------------------------
Stockholder the number of prospectuses relating to the Shares as the Stockholder shall reasonably request to enable the Stockholder to comply with the applicable prospectus delivery requirements. If at any time during the effectiveness of the Registration Statement, the Company shall furnish to the Stockholders or Other Holders a certificate stating either that (a) the Company has determined in the good faith judgment of the Board of Directors that the sale of Shares pursuant to the Registration Statement would require disclosure of material non-public information the disclosure of which would have a material adverse effect on the Company, or (b) that an intervening event has occurred (including any notification contemplated by Section 6 hereof) which, in the reasonable opinion of the Company's counsel, makes the prospectus included in the Registration Statement no longer comply with the Act, such Stockholders or Other Holders shall immediately suspend sales of Shares pursuant to such Registration Statement until the earlier of (x) such holder's receipt of a supplemented or amended prospectus complying with the Act, and (y) such time as the Company notifies such Stockholders or Other Holders that sales pursuant to such registration statement may be resumed (the number of days from such suspension of sales by such Stockholders or Other Holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period"), and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. In the event the Company shall give any such notice, the time periods mentioned in Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Shares covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by clause (x) above or is advised in writing by the Company that the use of the prospectus may be resumed. The Company shall take such actions as are necessary to end the Sales Blackout Period as promptly as practicable. The Company shall keep the Stockholders and Other Holders fully informed as to the status of its efforts, which shall be prompt and diligent, to cause new, amended or supplemented prospectuses to be available for use by the Stockholders and Other Holders.

     5.  Expenses of Registration.  The Company shall bear all of the expenses
         ------------------------
of registration or qualification of the Shares under the Act and under the state securities or blue sky laws as provided in Section 3 hereof; provided, however, that each Stockholder shall bear any selling expenses or commissions attributable to the Shares being sold by such Stockholder and shall bear fees and expenses of their own counsel, if any.

     6.  Information to be Furnished by Stockholder.  The Stockholders and any
         ------------------------------------------
then Permitted Transferee holding Shares included or to be included in the Registration Statement ("Other Holders") shall furnish the Company all information reasonably required by the Company in connection with the Registration Statement and shall cooperate with the Company as reasonably required to cause the Registration Statement or any amendment thereto to become effective. Each holder of Shares agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Shares is required to be delivered under the Act of the happening of an event as a result of which information previously furnished by such holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

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     7.  Procedures.  The Company shall (i) notify the Stockholders or Other
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Holders promptly after it shall receive notice thereof, of the time when the
Registration Statement has become effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (ii) notify the Stockholders or Other Holders promptly of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information; (iii) prepare and file with the Commission, promptly upon the reasonable request of a Stockholder or Other Holder, any amendment or supplement to such registration statement or prospectus which, in the opinion of counsel for such Stockholder or other Holder may be necessary or advisable in connection with the distribution of the Shares by such Stockholder or Other Holder; (iv) prepare and promptly file with the Commission, and promptly notify the Stockholder or Other Holder of the filing of, such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (v) in case a Stockholder or Other Holder is required to deliver a prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the Act subject to clause (ix) below; (vi) not file any amendment or supplement to the Registration Statement or prospectus to which the Stockholders or Other Holders shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (vii) advise the Stockholders or Other Holders promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (viii) furnish to the Stockholders or Other Holders as soon as available copies of the Registration Statement and each preliminary or final prospectus, or supplement required to be prepared, pursuant to this Section 7, all in such quantities as the Stockholders or Other Holders may from time to time reasonably request; (ix) provided, however, that in no event shall the Company be obligated to keep the Registration Statement effective for a period longer than two years from the date hereof plus a number of days equal to the number of days, if any, during which the Stockholders' right to offer and sell such Shares shall have been suspended pursuant to the provisions of Section 4 hereof and the Company may after such period deregister any of the Shares remaining unsold if the Company elects to do so or if the Commission or its staff so requests; and (x) if any of the Company's shares or common stock are then listed on any securities exchange, the Company will cause all shares covered by the Registration Statement to be listed on such exchange(s).

     8.  Market Stand-Off Agreement.  If requested by the Company and an
         --------------------------
underwriter of Common Stock (or other securities) of the Company, a Stockholder or Other Holder, who together with their affiliates as defined in the Securities Act owns at least five percent (5%) of the Company's Common Stock, shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company held by such Stockholder or Other Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Act, provided that all officers and directors

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of the Company and holders of at least five percent (5%) of the Company's voting securities are bound by and have entered into similar agreements other than holders who have purchased shares in the public markets and are affiliates of the Company based solely on the size of their holdings. In the event the Company or an underwriter shall make such request, the time periods mentioned in Section 2 hereof shall be extended by the 180-day period.

     The obligations described in this Section 8 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     9.  Indemnification by Company.  The Company will, to the maximum extent
         --------------------------
permitted by law, indemnify and hold harmless the Stockholders and Other Holders and each person, if any, who controls such persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Stockholders and Other Holders, and each such controlling person for any legal or other expenses incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in conformance with written information relating to the identity of any Stockholders or Other Holders and the method of distribution of the Shares which is furnished or approved by such Stockholder or Other Holder.

     10. Indemnification by Stockholder.  Each Stockholder and Other Holder
         ------------------------------
shall, individually (and not jointly), to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, against any loss, claim, damage or liability of which the Company, or any such director, officer or controlling person may be or become subject under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, such prospectus, or amendment or supplement thereto, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the identity of such Stockholder or Other Holder and the method of distribution of the Shares and has been furnished or approved by such Stockholder or Other Holder; or arises out of or is based upon an untrue statement or alleged untrue statement or

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omission or alleged omission made in any such preliminary prospectus and if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus had not been sent or given at or prior to the confirmation of the sale with respect to which such loss, claim, damage, expense or liability relates.

     11. Notice to Indemnitor.  Promptly after receipt by an indemnified party
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of notice of the commencement of any action, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant thereto, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party.

     12. Shares.  For purposes of this Agreement, the Shares means and includes
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any securities issued or issuable with respect to the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     13. Permitted Transferee.  For purposes of this Agreement, the term
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Permitted Transferee shall mean (a) spouses or family members of a Stockholder;
trusts created by a Stockholder for the benefit of such Stockholder or for the benefit of family members of such Stockholder; or a corporation, partnership or limited liability company, all of the capital stock or interests of which is owned by a Stockholder, family members or their spouses; or (b) pledgees of the Shares as security. For purposes of this Agreement, "family members" shall mean lineal or adopted descendants of a Stockholder.

     14. Legends.  Upon the sale of Shares by any Stockholders or Other Holder
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pursuant to the Registration Statement, the Company shall instruct its transfer agent to permit said transfer, and shall further cause any legend on the certificates representing the Shares transferred to be removed.

     15. Stockholder Representative.  Each Stockholder shall be represented
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under this Agreement by Investors Trust Company ("Stockholder Representative").
In the event Stockholder Representative shall die or resign or otherwise terminate its status as such, its successor shall be any of the undersigned Stockholders appointed by Stockholder Representative or, in the case of the death of the Stockholder Representative or where the Stockholder Representative fails to appoint a successor after a vacancy has been created, elected by the vote or written consent of a majority in interest of the Stockholders. All decisions of the Stockholder Representative shall be binding upon the Stockholders. The Stockholder Representative shall keep the Stockholders reasonably informed of its decisions of a material nature. The Stockholder Representative shall not be entitled to any compensation for services hereunder.

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          (a) Duties of Stockholder Representative.  The Stockholder
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     Representative is authorized to take any action deemed by it appropriate or necessary to carry out the provisions of, and to determine the rights of the Stockholders under, this Agreement. Stockholder Representative is designated as the agent of the Stockholders for all purposes related to this Agreement, including without limitation service of process upon the Stockholders. Each of the Stockholders agrees with the Company and each other Stockholder that his or her authorization and designation of Stockholder Representative under this Agreement shall be irrevocable and shall be binding upon his or her successors and assigns. The Company shall be fully protected in dealing with Stockholder Representative, and shall have no duty to inquire into the authority of any person reasonably believed by it to be Stockholder Representative.

          (b) Liability of Stockholder Representative.  Stockholder
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     Representative (i) shall not be liable to any of the Stockholders for any error of judgment, act done or omitted by him in good faith, or mistake of fact or law unless caused by his own gross negligence or willful misconduct; (ii) shall be entitled to treat as genuine any letter or other document furnished to him by the Company or any Stockholder and believed by him to be genuine and to have been signed and presented by the proper party or parties; and (iii) shall be reimbursed by the Stockholders for counsel fees and other out-of-pocket expenses incurred by Stockholder Representative in connection with this Agreement. Such reimbursement shall be made pro rata by the Stockholders based on their ownership of shares.

     16. Notices.  All notices required or permitted to be given pursuant to
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this Agreement shall be in writing and shall be given by either personal delivery, facsimile, overnight courier or by registered or certified mail with return receipt requested and shall be deemed given when received, at the following addresses or those addresses set forth on the signature page or at such other address as either party shall designate in writing to the other.

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  To Company:                       BancFirst Corporation
                                    101 North Broadway
                                    Oklahoma City, Oklahoma 73102
                                    ATTN:
                                         ------------------------
                                    Phone:  (405) 270-1086
                                    Fax: (405) 270-1089

  To: Stockholders Representative:  Investors Trust Company

                                    -----------------------------
                                    Duncan, Oklahoma
                                                     ------------
                                    Phone: (580)
                                                 ----------------
                                    Fax: (580)
                                               ------------------

     17. Governing Law.  This Agreement shall in all respects be governed by
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and construed and enforced in accordance with the laws of the State of Oklahoma.

     IN WITNESS WHEREOF, the Stockholders and the Company have executed this Agreement as of the date first above written.

                              COMPANY

                              BANCFIRST CORPORATION


                              By
                                ------------------------------------------
                              Title:
                                    --------------------------------------

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                    BANCFIRST SHELF REGISTRATION AGREEMENT

                          STOCKHOLDER SIGNATURE PAGE

     The undersigned Stockholder does hereby acknowledges receipt of the Shelf Registration Agreement to be dated on or about ________________________, 1998, relating to shares of BancFirst Common Stock being issued to the undersigned in connection with the merger of AmQuest Financial Corp into BancFirst and hereby agrees to the terms thereof.

     No. of Shares              Name:
                   --------                 -----------------------------------

                                Address:
                                            -----------------------------------


                                Signature
                                            -----------------------------------


                                Name and Title if signing on behalf of
                                corporation, partnership, trust or other entity

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